Exhibit 10.8

130 East Chestnut Street Columbus, OH 43215 614.229.7979 Tel 614.229.7980 Fax

July 30, 2003

money@textronfinancial.com www.textronfinancialgrowth.com

ARI Network Services, Inc.
330 E. Kilbourn Avenue
Suite 200
Milwaukee, WI 53202

Attn: Brian Dearing

Re: Receivables Sale Agreement

Dear Brian:

ARI Network Services, Inc. (“Seller”) and RFC Capital Corporation (“Purchaser”) entered into a Receivable Sale Agreement, dated September 28, 1999 (“the Agreement”). Unless otherwise defined in this letter agreement, capitalized terms used in this letter agreement shall have the same meaning ascribed to them in the Agreement.

Unless the Agreement is sooner terminated as a result of an Event of Seller Default or by notice from Seller, as provided in the Agreement, the Termination Date of the Agreement is September 28th, 2002. However, in view of our ongoing discussions regarding possible renewal of the Agreement, we have agreed to extend the Termination Date. Accordingly, this letter agreement confirms our mutual agreement to extend the Termination Date until August 25, 2003 (the “Extension”), subject to each of the following terms and conditions:

1.	Purchaser shall continue to purchase Receivables as provided in the Agreement between the date hereof and the Extension.

2.	The Lockbox Account will continue to be maintained as provided in Section 2.4 of the Agreement until the earlier of (i) a date which is 120 days following expiration of the Extension, or (ii) the date on which Purchaser has collected all amounts owing on Purchased Receivables and has otherwise received all amounts owing Purchaser under the Agreement.

3.	Prior to expiration of the Extension, Purchaser will continue to administer the accounts as provided in Article V of the Agreement and, notwithstanding anything to the contrary in Section 5.4 of the Agreement, Purchaser shall have the right to continue to fund the Seller Credit Reserve Account from the Excess Collection Amount as provided in Section 5.3 (a)(iii) of the Agreement.

4.	During the Extension, Seller and Purchaser shall have their respective rights and responsibilities described in Article VI of the Agreement.

5.	Any attempt by the subordinated debenture holder to exercise any of its rights to foreclose or to accelerate the obligations of Seller under that certain debenture between Seller

The Growth Capital Division is a division of Textron Financial Corporation, a subsidiary of Textron Inc.

and subordinated debenture holder, shall be deemed an Event of Seller Default under the Agreement.

6.	In consideration of the Extension, Seller agrees to pay Purchaser an accommodation fee equal to 0.25% of the Purchase Commitment Fee in effect,which is fully earned and payable to Purchaser upon the execution of this letter agreement.

Except as expressly set forth in this letter agreement, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect without further modification or amendment. The terms of this letter agreement shall be deemed incorporated into, and made a part of, the Agreement.

Seller represents and warrants that it has all of the requisite power and authority to execute this letter agreement and that, upon execution and delivery of this letter agreement, it will constitute the legal, valid and binding obligation of the Seller.

Please acknowledge your agreement to the foregoing by signing below and returning an executed copy of this letter to my attention.

Sincerely, /s/ Rick Perkins Rick Perkins

Agreed and accepted this
30th day of July 2003

ARI Network Services, Inc.

By:	/s/ Timothy Sherlock

130 East Chestnut Street Columbus, OH 43215 614.229.7979 Tel 614.229.7980 Fax

August 28, 2003

money@textronfinancial.com www.textronfinancialgrowth.com

ARI Network Services, Inc.
330 E. Kilbourn Avenue
Suite 200
Milwaukee, WI 53202

Attn: Brian Dearing

Re: Receivables Sale Agreement

Dear Brian:

ARI Network Services, Inc. (“Seller”) and RFC Capital Corporation (“Purchaser”) entered into a Receivable Sale Agreement, dated September 28, 1999 (“the Agreement”). Unless otherwise defined in this letter agreement, capitalized terms used in this letter agreement shall have the same meaning ascribed to them in the Agreement.

Unless the Agreement is sooner terminated as a result of an Event of Seller Default or by notice from Seller, as provided in the Agreement, the Termination Date of the Agreement is September 28th, 2002. However, in view of our ongoing discussions regarding possible renewal of the Agreement, we have agreed to extend the Termination Date. Accordingly, this letter agreement confirms our mutual agreement to extend the Termination Date until November 28, 2003 (the “Extension”), subject to each of the following terms and conditions:

1.	Purchaser shall continue to purchase Receivables as provided in the Agreement between the date hereof and the Extension.

2.	The Lockbox Account will continue to be maintained as provided in Section 2.4 of the Agreement until the earlier of (i) a date which is 120 days following expiration of the Extension, or (ii) the date on which Purchaser has collected all amounts owing on Purchased Receivables and has otherwise received all amounts owing Purchaser under the Agreement.

3.	Prior to expiration of the Extension, Purchaser will continue to administer the accounts as provided in Article V of the Agreement and, notwithstanding anything to the contrary in Section 5.4 of the Agreement, Purchaser shall have the right to continue to fund the Seller Credit Reserve Account from the Excess Collection Amount as provided in Section 5.3 (a)(iii) of the Agreement.

4.	During the Extension, Seller and Purchaser shall have their respective rights and responsibilities described in Article VI of the Agreement.

5.	Any attempt by the subordinated debenture holder to exercise any of its rights to foreclose or to accelerate the obligations of Seller under that certain debenture between Seller and subordinated debenture holder, shall be deemed an Event of Seller Default under the Agreement.

6.	In consideration of the Extension, Seller agrees to pay Purchaser an accommodation fee equal to 0.25% of the Purchase Commitment Fee in effect,which is fully earned and payable to Purchaser upon the execution of this letter agreement.

Except as expressly set forth in this letter agreement, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect without further modification or amendment. The terms of this letter agreement shall be deemed incorporated into, and made a part of, the Agreement.

Seller represents and warrants that it has all of the requisite power and authority to execute this letter agreement and that, upon execution and delivery of this letter agreement, it will constitute the legal, valid and binding obligation of the Seller.

Please acknowledge your agreement to the foregoing by signing below and returning an executed copy of this letter to my attention.

Sincerely, /s/ Rick Perkins Rick Perkins

Agreed and accepted this
28th day of August 2003

ARI Network Services, Inc.

By:	/s/ Timothy Sherlock